Exhibit 32-a
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO RULE
13a-14(b) UNDER THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
     As required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, I, Ike Evans, hereby certify that:

1.	The Quarterly Report of Meritor, Inc. on Form 10-Q for the quarterly period ended June 29, 2014 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

2.	The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of Meritor, Inc.

/s/ Ike Evans
Ike Evans
Chairman of the Board and
Chief Executive Officer

Date: August 1, 2014